Exhibit 99.1
NEWS RELEASE
APA Corporation Announces First-Quarter 2026
Financial and Operational Results

First-quarter 2026 and recent highlights
•Reported production of 442,000 barrels of oil equivalent (BOE) per day in the first quarter; adjusted production, which excludes Egypt noncontrolling interest and tax barrels, was 363,000 BOE per day;
•Delivered U.S. oil production of 124,000 barrels per day, driven by continued Permian efficiency gains and improved uptime; raised full-year U.S. oil production outlook to 122,000 barrels per day, Permian capital spending unchanged at $1.3 billion;
•Generated $554 million net cash provided by operating activities, $477 million of free cash flow, and $1.6 billion of adjusted EBITDAX;
•Continued progress on cost reduction initiatives, maintaining trajectory toward $450 million cumulative run-rate savings by year-end 2026; and
•Repaid $634 million in near-term bond maturities through April 2026; combined with prior deleveraging actions, interest expense expected to be more than $60 million lower in 2026

HOUSTON, May 6, 2026 – APA Corporation (Nasdaq: APA) today announced its financial and operational results for the first quarter of 2026. APA reported net income attributable to common stock of $446 million, or $1.26 per share on a fully diluted basis. When adjusted for certain items that impact the comparability of results, APA’s first-quarter earnings totaled $489 million, or $1.38 per diluted share.

First-quarter summary

First-quarter reported production was 442,000 BOE per day and adjusted production, which excludes Egypt noncontrolling interest and tax barrels, was 363,000 BOE per day. U.S. oil production averaged 124,000 barrels per day, exceeding guidance set in February from continued efficiency gains and improved uptime in the Permian Basin. In Egypt, adjusted production averaged 71,000 BOE per day, reflecting production sharing contract (PSC) impacts associated with higher oil prices. Underlying gross oil production benefited from strong well performance. Gross gas production averaged 518 million cubic feet (MMCF) per day, in-line with guidance.

Upstream capital investment and lease operating expense (LOE) were below guidance. Adjusted EBITDAX was $1.6 billion, and free cash flow totaled $477 million.

1

APA CORPORATION ANNOUNCES FIRST-QUARTER 2026
FINANCIAL AND OPERATIONAL RESULTS — PAGE 2 of 4
Debt management and shareholder return

Through April 2026, APA repaid $634 million in near-term bond maturities. Combined with deleveraging actions in 2025, this is expected to reduce annual interest expense by more than $60 million in 2026. In addition, APA returned $88 million to shareholders through dividends in the first quarter. The company remains committed to its capital returns framework.

CEO commentary

“Our first-quarter results reflect consistent execution across the portfolio,” said John J. Christmann IV, APA’s chief executive officer. “We delivered strong operational performance, exceeded U.S. oil production guidance, and generated significant free cash flow while maintaining capital discipline. At the same time, we continue to structurally lower our cost base, strengthen the balance sheet, and advance our high-quality portfolio of development and exploration opportunities.”

Second-quarter and full-year update

For the second quarter, APA expects U.S. oil production of 121,000 barrels per day. In Egypt, gross gas production is expected to increase to 540 MMCF per day, supported by ongoing success in the gas-focused drilling program. Upstream capital investment is projected to be approximately $575 million.

For the full-year 2026, the company is raising its U.S. oil production outlook to 122,000 barrels per day, reflecting strong uptime and continued efficiency gains in the Permian Basin. The company also reaffirms its prior guidance range of 540 – 550 MMCF per day for Egypt gross gas production. APA’s upstream capital investment and LOE guidance both remain unchanged at approximately $2.1 billion and $1.5 billion, respectively.

Conference call

APA will host a conference call to discuss its first-quarter 2026 results at 10 a.m. Central time, Thursday, May 7. The conference call will be webcast from APA’s website at www.apacorp.com and investor.apacorp.com. Following the conference call, a replay will be available for one year on the “Investors” page of the company’s website.

APA CORPORATION ANNOUNCES FIRST-QUARTER 2026
FINANCIAL AND OPERATIONAL RESULTS — PAGE 3 of 4
About APA

APA Corporation owns consolidated subsidiaries that explore for and produce oil and natural gas in the United States, Egypt and the United Kingdom and that explore for oil and natural gas offshore Suriname and elsewhere. APA posts announcements, operational updates, investor information and press releases on its website, www.apacorp.com.

Additional information

Additional information follows, including reconciliations of adjusted earnings, adjusted EBITDAX, upstream capital investment, net debt, cash flows from operations before changes in operating assets and liabilities and free cash flow (non-GAAP financial measures) to GAAP measures and information regarding adjusted production. APA’s quarterly supplement is available at http://www.apacorp.com/financialdata.

Non-GAAP financial measures

APA’s financial information includes information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance understanding of our consolidated financial information as prepared in accordance with GAAP. Adjusted earnings, adjusted EBITDAX, upstream capital investment, net debt, cash flows from operations before changes in operating assets and liabilities and free cash flow are non-GAAP measures. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure.

Forward-looking statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “goals,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “upside,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations, and objectives for operations, including statements about our capital plans, drilling plans, production expectations, asset sales, monetizations, and interest and other cost savings. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in APA’s Form 10-K for the year ended December 31, 2025, and in our quarterly reports on Form 10-Q for a discussion of risk factors that affect our business. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. APA and its subsidiaries undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

APA CORPORATION ANNOUNCES FIRST-QUARTER 2026
FINANCIAL AND OPERATIONAL RESULTS — PAGE 4 of 4
Cautionary note to investors

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC’s definitions for such terms. APA may use certain terms in this news release, such as “resources,” “potential resources,” “resource potential,” “estimated net reserves,” “recoverable reserves,” and other similar terms that the SEC guidelines strictly prohibit APA from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality, and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in APA’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2025, available from APA at www.apacorp.com or by writing APA at: 2000 W. Sam Houston Pkwy S, Suite. 200, Houston, TX 77042 (Attn: Corporate Secretary). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.

Contacts

Investor: (281) 302-2286 | ir@apachecorp.com
Media:  (713) 296-7276 | media@apachecorp.com
Website: www.apacorp.com

APA CORPORATION
STATEMENT OF CONSOLIDATED OPERATIONS
(Unaudited)
(In millions, except per share data)

	For the Quarter Ended
	March 31,
	2026	2025
REVENUES AND OTHER:
Oil, natural gas, and natural gas liquids production revenues
Oil revenues	$1,644	$1,600
Natural gas revenues	157	233
Natural gas liquids revenues	141	206
	1,942	2,039
Purchased oil and gas sales	385	597
Total revenues	2,327	2,636
Derivative instrument losses, net	(113)	(28)
Loss on divestitures, net	—	(2)
Other, net	1	6
	2,215	2,612
OPERATING EXPENSES:
Lease operating expenses	362	407
Gathering, processing, and transmission	91	104
Purchased oil and gas costs	75	474
Taxes other than income	57	74
Exploration	26	30
General and administrative	115	98
Transaction, reorganization, and separation	7	37
Depreciation, depletion, and amortization:
Oil and gas property and equipment	546	636
Other assets	7	7
Asset retirement obligation accretion	42	39
Financing costs, net	57	(57)
	1,385	1,849
NET INCOME BEFORE INCOME TAXES	830	763
Current income tax provision	302	306
Deferred income tax provision (benefit)	(15)	39
NET INCOME INCLUDING NONCONTROLLING INTERESTS	543	418
Net income attributable to noncontrolling interest	97	71
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$446	$347

NET INCOME PER COMMON SHARE:
Basic	$1.26	$0.96
Diluted	$1.26	$0.96
WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	354	364
Diluted	354	364

DIVIDENDS DECLARED PER COMMON SHARE	$0.25	$0.25

APA CORPORATION
PRODUCTION INFORMATION

	For the Quarter Ended			% Change
	March 31,	December 31,	March 31,	1Q26 to 4Q25	1Q26 to 1Q25
	2026	2025	2025
OIL VOLUME - Barrels per day
United States	123,898	132,001	125,124	(6)%	(1)%
Egypt (1,2)	86,736	88,952	86,173	(2)%	1%
North Sea	21,336	22,744	25,206	(6)%	(15)%
Total (1)	231,970	243,697	236,503	(5)%	(2)%
NATURAL GAS VOLUME - Mcf per day
United States	413,975	442,086	574,736	(6)%	(28)%
Egypt (1, 2)	381,406	365,216	317,209	4%	20%
North Sea	29,045	29,763	31,606	(2)%	(8)%
Total (1)	824,426	837,065	923,551	(2)%	(11)%
NGL VOLUME - Barrels per day
United States	71,826	75,370	77,405	(5)%	(7)%
North Sea	1,151	1,190	1,144	(3)%	1%
Total (1)	72,977	76,560	78,549	(5)%	(7)%
BOE per day
United States	264,720	281,051	298,319	(6)%	(11)%
Egypt (1, 2)	150,304	149,821	139,041	—%	8%
North Sea	27,328	28,895	31,618	(5)%	(14)%
Total (1)	442,352	459,767	468,978	(4)%	(6)%

Total excluding noncontrolling interests	392,235	409,772	422,595	(4)%	(7)%

(1) Includes net production volumes attributed to our noncontrolling partner in Egypt below:

Oil (b/d)	28,921	29,683	28,746
Gas (Mcf/d)	127,175	121,872	105,820
BOE per day	50,117	49,995	46,383

(2) Egypt Gross Production:

Oil (b/d)	121,472	125,262	128,025
Gas (Mcf/d)	517,623	500,593	456,955
BOE per day	207,743	208,694	204,184

APA CORPORATION
ADJUSTED PRODUCTION INFORMATION

Adjusted production excludes certain items that management believes affect the comparability of operating results for the periods presented. Adjusted production excludes production attributable to 1) noncontrolling interest in Egypt and 2) Egypt tax barrels. Management uses adjusted production to evaluate the company’s operational trends and performance and believes it is useful to investors and other third parties.

	For the Quarter Ended			% Change
	March 31,	December 31,	March 31,	1Q26 to 4Q25	1Q26 to 1Q25
	2026	2025	2025
OIL VOLUME - Barrels per day
United States	123,898	132,001	125,124	(6)%	(1)%
Egypt	41,253	45,863	42,521	(10)%	(3)%
North Sea	21,336	22,744	25,206	(6)%	(15)%
Total	186,487	200,608	192,851	(7)%	(3)%

NATURAL GAS VOLUME - Mcf per day
United States	413,975	442,086	574,736	(6)%	(28)%
Egypt	180,854	187,859	155,555	(4)%	16%
North Sea	29,045	29,763	31,606	(2)%	(8)%
Total	623,874	659,708	761,897	(5)%	(18)%

NGL VOLUME - Barrels per day
United States	71,826	75,370	77,405	(5)%	(7)%
North Sea	1,151	1,190	1,144	(3)%	1%
Total	72,977	76,560	78,549	(5)%	(7)%

BOE per day
United States	264,720	281,051	298,319	(6)%	(11)%
Egypt	71,395	77,173	68,447	(7)%	4%
North Sea	27,328	28,895	31,618	(5)%	(14)%
Total	363,443	387,119	398,384	(6)%	(9)%

APA CORPORATION
PRICE INFORMATION

	For the Quarter Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
AVERAGE OIL PRICE PER BARREL
United States	$72.53	$59.97	$72.45
Egypt	86.01	62.11	75.06
North Sea	84.67	63.18	75.30
Total	78.69	61.03	73.73

AVERAGE NATURAL GAS PRICE PER MCF
United States	$(0.32)	$0.15	$2.00
Egypt	4.01	3.89	3.19
North Sea	14.19	10.26	14.96
Total	2.12	2.10	2.81

AVERAGE NGL PRICE PER BARREL
United States	$19.89	$20.43	$28.12
North Sea	49.24	40.64	51.39
Total	20.96	20.95	28.75

APA CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)
(In millions)

SUMMARY EXPLORATION EXPENSE INFORMATION
	For the Quarter Ended
	March 31,
	2026	2025
Unproved leasehold impairments	$1	$—
Dry hole expense	11	11
Geological and geophysical expense	2	4
Exploration overhead and other	12	15
	$26	$30

SUMMARY STOCK-SETTLED AND CASH-SETTLED EQUITY COMPENSATION INFORMATION
	For the Quarter Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Stock-settled and cash-settled compensation expensed:
Lease operating expenses	$14	$5	$7
Exploration	9	1	1
General and administrative	47	12	17
Total stock-settled and cash-settled compensation expensed	70	18	25
Stock-settled and cash-settled compensation capitalized	12	3	4
Stock-settled and cash-settled compensation associated with abandonment and decommissioning	2	—	—
Total stock-settled and cash-settled compensation costs	$84	$21	$29

APA CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)
(In millions)

SUMMARY CASH FLOW INFORMATION
	For the Quarter Ended
	March 31,
	2026	2025
Net cash provided by operating activities	$554	$1,096
Additions to upstream oil and gas property	(542)	(777)
Leasehold and property acquisitions	(4)	(13)
Other, net	4	4
Net cash used in investing activities	$(542)	$(786)
Proceeds from commercial paper and revolving credit facilities, net	—	433
Payments on term loan facility	—	(900)
Fixed-rate debt borrowings	—	846
Payments on fixed-rate debt	(79)	(905)
Distributions to noncontrolling interest	(65)	(126)
Treasury stock activity, net	—	(100)
Dividends paid to APA common stockholders	(88)	(91)
Other, net	(3)	(25)
Net cash used in financing activities	$(235)	$(868)

SUMMARY BALANCE SHEET INFORMATION
	March 31,	December 31,
	2026	2025
Cash and cash equivalents	$293	$516
Other current assets	1,996	1,605
Property and equipment, net	12,824	12,748
Decommissioning security for sold Gulf of America properties	21	21
Other assets	2,945	2,871
Total assets	$18,079	$17,761

Current debt	$134	$213
Current liabilities	2,357	2,358
Long-term debt	4,280	4,280
Decommissioning contingency for sold Gulf of America properties	748	782
Deferred credits and other noncurrent liabilities	3,162	3,125
APA shareholders’ equity	6,456	6,093
Noncontrolling interest	942	910
Total Liabilities and equity	$18,079	$17,761

Common shares outstanding at end of period	353	353

APA CORPORATION
NON-GAAP FINANCIAL MEASURES
(In millions)

Reconciliation of Costs incurred to Upstream capital investment

Management believes the presentation of upstream capital investments is useful for investors to assess APA’s expenditures related to our upstream capital activity. We define capital investments as costs incurred for oil and gas activities, adjusted to exclude property and leasehold acquisitions, asset retirement additions and revisions, capitalized interest, and certain exploration expenses. Upstream capital expenditures attributable to a one-third noncontrolling interest in Egypt are also excluded. Management believes this provides a more accurate reflection of APA’s cash expenditures related to upstream capital activity and is consistent with how we plan our capital budget.

	For the Quarter Ended
	March 31,
	2026	2025
Costs incurred in oil and gas property:
Asset and leasehold acquisitions	$4	$9
Exploration and development	649	794
Total Costs incurred in oil and gas property	$653	$803

Reconciliation of Costs incurred to Upstream capital investment:
Total Costs incurred in oil and gas property	$653	$803
Asset and leasehold acquisitions	(4)	(9)
Asset retirement obligations incurred - oil and gas property	(4)	(5)
Capitalized interest	(14)	(4)
Exploration seismic and administration costs	(14)	(19)
Upstream capital investment including noncontrolling interest - Egypt	$617	$766
Less noncontrolling interest - Egypt	(53)	(56)
Total Upstream capital investment	$564	$710

Reconciliation of Net cash provided by operating activities to Cash flows from operations before changes in operating assets and liabilities and Free cash flow

Cash flows from operations before changes in operating assets and liabilities and free cash flow are non-GAAP financial measures. APA uses these measures internally and provides this information because management believes it is useful in evaluating the company’s ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt, as well as to compare our results from period to period. We believe these measures are also used by research analysts and investors to value and compare oil and gas exploration and production companies and are frequently included in published research reports when providing investment recommendations. Cash flows from operations before changes in operating assets and liabilities and free cash flow are additional measures of liquidity but are not measures of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities. Additionally, this presentation of free cash flow may not be comparable to similar measures presented by other companies in our industry.

	For the Quarter Ended
	March 31,
	2026	2025
Net cash provided by operating activities	$554	$1,096
Changes in operating assets and liabilities	637	(45)
Cash flows from operations before changes in operating assets and liabilities	$1,191	$1,051
Adjustments to free cash flow:
Upstream capital investment including noncontrolling interest - Egypt	(617)	(766)
Abandonment and decommissioning spend	(25)	(28)
Leasehold acquisition and other	(7)	(5)
Distributions to Sinopec noncontrolling interest	(65)	(126)
Free cash flow	$477	$126

APA CORPORATION
NON-GAAP FINANCIAL MEASURES
(In millions)

Reconciliation of Net cash provided by operating activities to Adjusted EBITDAX

Management believes EBITDAX, or earnings before income tax expense, interest expense, depreciation, amortization and exploration expense is a widely accepted financial indicator, and useful for investors, to assess a company’s ability to incur and service debt, fund capital expenditures, and make distributions to shareholders. We define adjusted EBITDAX, a non-GAAP financial measure, as EBITDAX adjusted for certain items presented in the accompanying reconciliation. Management uses adjusted EBITDAX to evaluate our ability to fund our capital expenditures, debt services and other operational requirements and to compare our results from period to period by eliminating the impact of certain items that management does not consider to be representative of the Company’s on-going operations. Management also believes adjusted EBITDAX facilitates investors and analysts in evaluating and comparing EBITDAX from period to period by eliminating differences caused by the existence and timing of certain operating expenses that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted EBITDAX may not be comparable to similar measures of other companies in our industry.

	For the Quarter Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Net cash provided by operating activities	$554	$808	$1,096
Adjustments:
Exploration expense other than dry hole expense and unproved leasehold impairments	14	14	19
Current income tax provision	302	101	306
Other adjustments to reconcile net income to net cash provided by operating activities	(9)	(11)	(13)
Changes in operating assets and liabilities	637	224	(45)
Financing costs, net (excludes gain on extinguishment of debt)	57	58	85
Transaction, reorganization & separation costs	7	36	37
Adjusted EBITDAX (Non-GAAP)	$1,562	$1,230	$1,485

Reconciliation of debt to net debt

Net debt, or outstanding debt obligations less cash and cash equivalents, is a non-GAAP financial measure. Management uses net debt as a measure of the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand.

	March 31,	December 31,	September 30,	March 31,
	2026	2025	2025	2025
Current debt	$134	$213	$213	$263
Long-term debt	4,280	4,280	4,275	4,288
Total debt	4,414	4,493	4,488	4,551
Cash and cash equivalents	293	516	475	107
Net Debt	$4,121	$3,977	$4,013	$4,444

APA CORPORATION
STATEMENT OF CONSOLIDATED OPERATIONS
(In millions, except per share data)

Reconciliation of Income attributable to common stock to Adjusted earnings

Our presentation of adjusted earnings and adjusted earnings per share are non-GAAP measures because they exclude the effect of certain items included in Income Attributable to Common Stock. Management believes that adjusted earnings and adjusted earnings per share provides relevant and useful information, which is widely used by analysts, investors and competitors in our industry as well as by our management in assessing the Company’s operational trends and comparability of results to our peers.

Management uses adjusted earnings and adjusted earnings per share to evaluate our operating and financial performance because it eliminates the impact of certain items that management does not consider to be representative of the Company’s on-going business operations. As a performance measure, adjusted earnings may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, capital structure and asset sales and other divestitures, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted earnings and adjusted earnings per share may not be comparable to similar measures of other companies in our industry.

	For the Quarter Ended				For the Quarter Ended
	March 31, 2026				March 31, 2025
	Before	Tax	After	Diluted	Before	Tax	After	Diluted
	Tax	Impact	Tax	EPS	Tax	Impact	Tax	EPS
Net income including noncontrolling interests (GAAP)	$830	$(287)	$543	$1.53	$763	$(345)	$418	$1.15
Income attributable to noncontrolling interests	174	(77)	97	0.27	129	(58)	71	0.19
Net income attributable to common stock	656	(210)	446	1.26	634	(287)	347	0.96
Adjustments: *
Asset and unproved leasehold impairments	1	—	1	—	—	—	—	—
Valuation allowance and EPL revaluation	—	—	—	—	—	98	98	0.27
Gain on extinguishment of debt	—	—	—	—	(142)	31	(111)	(0.30)
Unrealized derivative instrument losses	47	(10)	37	0.11	28	(6)	22	0.06
Transaction, reorganization & separation costs	7	(2)	5	0.01	37	(9)	28	0.07
Loss on divestitures, net	—	—	—	—	2	(1)	1	—
Adjusted earnings (Non-GAAP)	$711	$(222)	$489	$1.38	$559	$(174)	$385	$1.06

*The income tax effect of the reconciling items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.